UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 26, 2021

Ovintiv Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39191	84-4427672
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 1700, 370 - 17th Street Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

(303) 623-2300

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	OVV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

Introductory Note

On April 26, 2021, Ovintiv Inc. (the “Corporation”) completed an internal corporate reorganization pursuant to which, among other things, Ovintiv Exploration Inc. (formerly Newfield Exploration Company) (“Exploration”) merged with and into the Corporation (the “Merger”), with the Corporation surviving the Merger.

In connection with the Merger, pursuant to the Supplemental Indenture (as defined below), (i) the Corporation assumed Exploration’s obligations under the Indenture (as defined below) and the Notes (as defined below), (ii) the Corporation succeeded to, and was substituted for, Exploration under the Indenture and (iii) Exploration was discharged of its obligations under the Indenture and the Notes.

Supplemental Indenture

On April 26, 2021, Exploration, as issuer, the Corporation, as existing guarantor and successor issuer, Ovintiv Canada ULC, as existing guarantor, and U.S. Bank National Association (as successor trustee to Wachovia Bank, National Association (formerly First Union National Bank)), as trustee (the “Trustee”), entered into the seventh supplemental indenture (the “Seventh Supplemental Indenture”) to the indenture, dated as of February 28, 2001 (as amended and supplemented, the “Indenture”).

Pursuant to the Supplemental Indenture, (i) the Corporation assumed Exploration’s obligations under the Indentures and the Notes, (ii) the Corporation succeeded to, and was substituted for, Exploration under the Indenture and (iii) Exploration was discharged of its obligations under the Indenture and the Notes.

The following series of notes are outstanding under the Indenture: (i) 5 3/4% senior notes due 2022 (the “2022 Notes”), issued pursuant to a second supplemental indenture, dated as of September 30, 2011, to the Indenture, (ii) 5 5/8% senior notes due 2024 (the “2024 Notes”), issued pursuant to a third supplemental indenture, dated as of June 26, 2012, and (iii) 5 3/8% senior notes due 2026 (the “2026 Notes” and together with the 2022 Notes and the 2024 Notes, the “Notes”), issued pursuant a fourth supplemental indenture, dated as of March 10, 2015, to the Indenture, which Notes constitute all of the issued and outstanding series of debt securities issued pursuant to the Indenture as of the date hereof. As of the date hereof, the Notes are outstanding in the following principal amounts: $600 million of 2022 Notes; $1 billion of 2024 Notes; and $688 million of 2026 Notes.

The Indenture provides for customary events of default. These customary events of default, which are set forth in Article 5 of the Indenture, include but are not limited to nonpayment of principal or interest, breach of covenants in the applicable Indenture and certain events of bankruptcy. Generally, if an event of default occurs, the Trustee or holders of at least 25% in aggregate principal amount of the then outstanding Notes of the affected series may declare such Notes to be immediately due and payable.

The foregoing description of the Supplemental Indenture does not purport to be complete and is qualified in its entirety by the actual Supplemental Indenture, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

A copy of the Indenture has been previously filed as an exhibit to the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2020 filed with the U.S. Securities and Exchange Commission on February 18, 2021.

Item 2.02	Results of Operations and Financial Condition.

On April 28, 2021, the Corporation issued a news release announcing its financial and operating results for its first quarter ended March 31, 2021. A copy of the news release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information under Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03, insofar as it relates to the creation of a direct financial obligation.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth under Item 1.01 above under the heading “Supplemental Indenture” is incorporated by reference into this Item 3.03.

Item 8.01	Other Events.

Quarterly Dividend

In its April 28, 2021 news release, the Corporation announced that its Board of Directors had declared a quarterly dividend of $0.09375 per share on the Corporation’s outstanding common stock. The dividend is payable on June 30, 2021 to holders of record at the close of business on June 15, 2021. A copy of the news release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Sale of Duvernay Assets

In its April 28, 2021 news release, the Corporation also announced that it has completed the previously announced sale of its Duvernay assets. A copy of the news release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

4.1	Seventh Supplemental Indenture, dated as of April 26, 2021, among Ovintiv Exploration Inc. (formerly Newfield Exploration Company), as issuer, Ovintiv Inc., as existing guarantor and successor issuer, Ovintiv Canada ULC, as existing guarantor, and U.S. Bank National Association (as successor trustee to Wachovia Bank, National Association (formerly First Union National Bank)), as trustee.

99.1	News Release dated April 28, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

EXHIBIT INDEX

4.1	Seventh Supplemental Indenture, dated as of April 26, 2021, among Ovintiv Exploration Inc. (formerly Newfield Exploration Company), as issuer, Ovintiv Inc., as existing guarantor and successor issuer, Ovintiv Canada ULC, as existing guarantor, and U.S. Bank National Association (as successor trustee to Wachovia Bank, National Association (formerly First Union National Bank)), as trustee.

99.1	News Release dated April 28, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 28, 2021

OVINTIV INC.

By:	/s/ Dawna I. Gibb
Name: Title:	Dawna I. Gibb Assistant Corporate Secretary